                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of Earliest Event Reported) - MAY 10, 2005




                                  ALLETE, INC.
             (Exact name of registrant as specified in its charter)

         MINNESOTA                      1-3548                  41-0418150
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation or                                     Identification No.)
       organization)

                             30 WEST SUPERIOR STREET
                          DULUTH, MINNESOTA 55802-2093
          (Address of principal executive offices, including zip code)

                                 (218) 279-5000
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR  240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 10, 2005, shareholders of ALLETE, Inc. (ALLETE or Company) approved the continuation of the Company's Executive Long-Term Incentive Compensation Plan
(Plan), as amended and restated effective January 1, 2006. The Plan is integral to ALLETE's ability to attract and retain talented executives and to more closely align their interests with those of shareholders and customers. Approximately 58 officers and key employees of ALLETE and its subsidiaries currently participate in the Plan. The Plan is included as an Exhibit to this Form 8-K and is incorporated by reference herein.


SECTION 7  - REGULATION FD

ITEM 7.01   REGULATION FD DISCLOSURE

In 2005, ALLETE began allocating corporate charges and interest expenses to its business segments. For comparative purposes, segment information for 2004 has been restated to reflect the new allocation method used in 2005 for corporate charges and interest expense. This restatement had no impact on net income or earnings per share. Segment information for the quarter ended March 31, 2004, was provided in the Company's Form 10-Q for the quarterly period ended March 31, 2005, filed with the SEC on April 29, 2005.

The following shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


                                                                            NONREGULATED
                                                              REGULATED        ENERGY         REAL
                                              CONSOLIDATED     UTILITY       OPERATIONS      ESTATE       OTHER
-----------------------------------------------------------------------------------------------------------------------
Millions

FOR THE QUARTER ENDED JUNE 30, 2004

Operating Revenue                                $186.2        $136.8           $26.6         $6.8        $16.0
Fuel and Purchased Power                           77.2          65.9            11.3            -            -
Operating and Maintenance                          77.2          44.9            13.8          2.5         16.0
Depreciation Expense                               12.5           9.9             1.9            -          0.7
-----------------------------------------------------------------------------------------------------------------------

Operating Income (Loss) from Continuing
  Operations                                       19.3          16.1            (0.4)         4.3         (0.7)
Interest Expense                                   (9.1)         (4.6)           (1.2)           -         (3.3)
Other Income (Expense)                             (3.5)          0.1             1.4            -         (5.0)
-----------------------------------------------------------------------------------------------------------------------

Income (Loss) from Continuing Operations
    Before Minority Interest and Income Taxes       6.7          11.6            (0.2)         4.3         (9.0)
Minority Interest                                   0.5             -               -          0.5            -
-----------------------------------------------------------------------------------------------------------------------

Income (Loss) from Continuing Operations
    Before Income Taxes                             6.2          11.6            (0.2)         3.8         (9.0)
Income Tax Expense (Benefit)                        3.8           4.2            (0.3)         1.7         (1.8)
-----------------------------------------------------------------------------------------------------------------------

Income (Loss) from Continuing Operations            2.4        $  7.4           $ 0.1         $2.1        $(7.2)
                                                              ---------------------------------------------------------

Income from Discontinued Operations - Net
  of Tax                                           34.3
----------------------------------------------------------

Net Income                                       $ 36.7
----------------------------------------------------------

1                      ALLETE Form 8-K dated May 16, 2005


                                                                            NONREGULATED
                                                              REGULATED        ENERGY         REAL
                                              CONSOLIDATED     UTILITY       OPERATIONS      ESTATE       OTHER
-----------------------------------------------------------------------------------------------------------------------
Millions

FOR THE QUARTER ENDED SEPTEMBER 30, 2004

Operating Revenue                                $177.6        $136.1           $25.5        $ 5.2       $ 10.8
Fuel and Purchased Power                           71.9          63.4             8.5            -            -
Operating and Maintenance                          70.1          44.1            13.1          2.5         10.4
Depreciation Expense                               12.3           9.7             1.9            -          0.7
-----------------------------------------------------------------------------------------------------------------------

Operating Income (Loss) from Continuing
  Operations                                       23.3          18.9             2.0          2.7         (0.3)
Interest Expense                                   (7.5)         (5.0)           (1.4)        (0.1)        (1.0)
Other Income (Expense)                            (18.3)            -             0.3            -        (18.6)
-----------------------------------------------------------------------------------------------------------------------

Income (Loss) from Continuing Operations
    Before Minority Interest and Income Taxes      (2.5)         13.9             0.9          2.6        (19.9)
Minority Interest                                   0.1             -               -          0.1            -
-----------------------------------------------------------------------------------------------------------------------

Income (Loss) from Continuing Operations
    Before Income Taxes                            (2.6)         13.9             0.9          2.5        (19.9)
Income Tax Expense (Benefit)                       (2.0)          5.7             0.2          1.0         (8.9)
-----------------------------------------------------------------------------------------------------------------------

Income (Loss) from Continuing Operations           (0.6)       $  8.2           $ 0.7        $ 1.5       $(11.0)
                                                              ---------------------------------------------------------

Income from Discontinued Operations - Net
  of Tax                                           13.7

----------------------------------------------------------

Net Income                                       $ 13.1
----------------------------------------------------------


FOR THE QUARTER ENDED DECEMBER 31, 2004

Operating Revenue                                $178.6        $140.7           $25.7        $ 2.3        $ 9.9
Fuel and Purchased Power                           69.9          60.4             9.5            -            -
Operating and Maintenance                          81.0          51.3            18.9          2.3          8.5
Depreciation Expense                               12.5          10.0             1.6          0.1          0.8
-----------------------------------------------------------------------------------------------------------------------

Operating Income (Loss) from Continuing
  Operations                                       15.2          19.0            (4.3)        (0.1)         0.6
Interest Expense                                   (6.1)         (4.2)           (1.1)        (0.1)        (0.7)
Other Income (Expense)                              9.3             -            (0.6)           -          9.9
-----------------------------------------------------------------------------------------------------------------------

Income (Loss) from Continuing Operations
    Before Minority Interest and Income Taxes      18.4          14.8            (6.0)        (0.2)         9.8
Minority Interest                                   0.1             -               -          0.1            -
-----------------------------------------------------------------------------------------------------------------------

Income (Loss) from Continuing Operations
    Before Income Taxes                            18.3          14.8            (6.0)        (0.3)         9.8
Income Tax Expense (Benefit)                        2.4           5.2            (2.5)        (0.1)        (0.2)
-----------------------------------------------------------------------------------------------------------------------

Income (Loss) from Continuing Operations           15.9        $  9.6           $(3.5)       $(0.2)       $10.0
                                                 ----------------------------------------------------------------------

Loss from Discontinued Operations - Net
  of Tax                                           (6.2)

----------------------------------------------------------

Net Income                                       $  9.7
----------------------------------------------------------



SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired - Not applicable

(b) Pro Forma Financial Information - Not applicable

(c) Exhibits

    Exhibit
    Number
    -------

      10  -  Executive Long-Term Incentive  Compensation Plan  as  amended   and
             restated effective January 1, 2006.

               ---------------------------------------------------

Readers are cautioned that forward-looking statements should be read in conjunction with ALLETE's disclosures under the heading: "SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995" located on page 3 of this Form 8-K.


                       ALLETE Form 8-K dated May 16, 2005                      2

                              SAFE HARBOR STATEMENT
           UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

In  connection  with  the  safe  harbor  provisions  of the  Private  Securities
Litigation Reform Act of 1995, ALLETE is hereby filing cautionary statements identifying important factors that could cause ALLETE's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) made by or on behalf of ALLETE in this Current Report on Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "will likely result," "will continue," "could," "may," "potential," "target," "outlook" or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions, risks and uncertainties and are qualified in their entirety by reference to, and are accompanied by, the following important factors, in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, which are difficult to predict, contain uncertainties, are beyond ALLETE's control and may cause actual results or outcomes to differ materially from those contained in forward-looking statements:

 - ALLETE's ability to successfully implement its strategic objectives;
 - prevailing governmental policies and regulatory actions, including those of the United States Congress, state legislatures, the Federal Energy Regulatory Commission, the Minnesota Public Utilities Commission, the Florida Public Service Commission, the Public Service Commission of Wisconsin, and various local and county regulators, and city administrators, about allowed rates of return, financings, industry and rate structure, acquisition and disposal of assets and facilities, real estate development, operation and construction of plant facilities, recovery of purchased power and capital investments, present or prospective wholesale and retail competition (including but not limited to transmission costs), and zoning and permitting of land held for resale;
 - effects of restructuring initiatives in the electric industry;
 - economic and geographic factors, including political and economic risks;
 - changes in and compliance with environmental and safety laws and policies;
 - weather conditions;
 - natural disasters;
 - war and acts of terrorism;
 - wholesale power market conditions;
 - population growth rates and demographic patterns;
 - the effects of competition, including competition for retail and wholesale customers;
 - pricing and transportation of commodities;
 - changes in tax rates or policies or in rates of inflation;
 - unanticipated project delays or changes in project costs;
 - unanticipated changes in operating expenses and capital expenditures;
 - global and domestic economic conditions;
 - our ability to access capital markets;
 - changes in interest rates and the performance of the financial markets;
 - competition for economic expansion or development opportunities;
 - ALLETE's ability to manage expansion and integrate acquisitions; and
 - the outcome of legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.

Additional disclosures regarding factors that could cause ALLETE's results and performance to differ from results or performance anticipated by this report are discussed in Item 7 under the heading "Factors that May Affect Future Results" beginning on page 36 of ALLETE's 2004 Form 10-K. Any forward-looking statement speaks only as of the date on which such statement is made, and ALLETE undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by ALLETE in its 2004 Form 10-K and in ALLETE's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the factors that may affect ALLETE's business.


3                      ALLETE Form 8-K dated May 16, 2005

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                   ALLETE, Inc.





May 16, 2005                                  /s/ James K. Vizanko
                               -------------------------------------------------
                                                James K. Vizanko
                               Senior Vice President and Chief Financial Officer



                       ALLETE Form 8-K dated May 16, 2005                      4

                                  EXHIBIT INDEX

EXHIBIT
NUMBER
--------------------------------------------------------------------------------

  10 - Executive Long-Term Incentive Compensation Plan as amended and restated effective January 1, 2006




                       ALLETE Form 8-K dated May 16, 2005